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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: JUNE 26, 2002
                (DATE OF EARLIEST EVENT REPORTED: JUNE 20, 2002)


                               EL PASO CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                          1-14365                    76-0568816
 (State or other jurisdiction of       (Commission File Number)      (I.R.S. employer
  incorporation or organization)                                    identification number)

                                EL PASO BUILDING
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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Item 5. Other Events

         On June 20, 2002, El Paso Corporation (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the offering and sale (the "Units Offering") by the Company of up to 11,500,000 Equity Security Units (the "Units"). Each Unit initially consists of (i) a purchase contract to purchase shares of the Company's common stock, par value $3.00 per share ("Common Stock"), on the stock purchase date and (ii) a senior note due August 16, 2007 of the Company ("Senior Notes"). The number of shares of Common Stock to be issued on the stock purchase date will be between 2.0886 and 2.5063 shares per Unit depending on the 20-trading day average closing price of the Common Stock on the third trading day immediately preceding the stock purchase date. In connection with the Units Offering, up to $575,000,000 aggregate principal amount of Senior Notes will be issued by the Company. On June 21, 2002, the Company filed a Prospectus Supplement relating to the Units Offering, dated June 20, 2002, to the Prospectus dated February 27, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company (File Nos. 333-82412, 333-82412-01 and 333-82412-02) (the
"Registration Statement").

         On June 20, 2002, the Company entered into an Underwriting Agreement with Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the offering and sale (the "Equity Offering") by the Company of up to 51,750,000 shares of the Company's Common Stock. On June 21, 2002, the Company filed a Prospectus Supplement relating to the Equity Offering, dated June 20, 2002, to the Prospectus, included as part of the Registration Statement.

            In connection with the Units Offering and the Equity Offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements, opinions and documents related to the Units Offering and the Equity Offering are attached hereto as exhibits and are incorporated by reference in their entirety into the Registration Statement.

Item 7. Exhibits.

         (c) Exhibits.

1.A Underwriting Agreement, dated June 20, 2002, among the Company and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of up to 11,500,000 Equity Security Units.

1.B Underwriting Agreement, dated June 20, 2002, among the Company and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of up to 51,750,000 shares of the Company's Common Stock.


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4.A      Eighth Supplemental Indenture, dated as of June 26, 2002, between the
         Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
         Bank), as Trustee (including form of Senior Note due August 16, 2007).

4.B Purchase Contract Agreement (including forms of Units and Stripped Units), dated as of June 26, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

4.C Pledge Agreement, dated as of June 26, 2002, among the Company, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent.

4.D Remarketing Agreement, dated as of June 26, 2002, among the Company, JPMorgan Chase Bank, as Purchase Contract Agent, and Credit Suisse First Boston Corporation, as Remarketing Agent.

4.E Form of Senior Note due August 16, 2007 (included in Exhibit 4.A hereto).

4.F      Form of Unit (included in Exhibit 4.B hereto).

4.G      Form of Stripped Unit (included in Exhibit 4.B hereof).

5.A Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common Stock.

5.B      Opinion of Locke Liddell & Sapp LLP regarding the legality of the
         Units.

8.A      Tax Opinion of Locke Liddell & Sapp LLP.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2002                        EL PASO CORPORATION



                                            /s/ H. BRENT AUSTIN
                                            -------------------------------
                                            By: H. Brent Austin
                                                Executive Vice President and
                                                Chief Financial Officer





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                                  EXHIBIT INDEX


1.A Underwriting Agreement, dated June 20, 2002, among the Company and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of up to 11,500,000 Equity Security Units.

1.B Underwriting Agreement, dated June 20, 2002, among the Company and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, in connection with the offer and sale of up to 51,750,000 shares of the Company's Common Stock.

4.A Eighth Supplemental Indenture, dated as of June 26, 2002, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
         Bank), as Trustee (including form of Senior Note due August 16, 2007).

4.B Purchase Contract Agreement (including forms of Units and Stripped Units), dated as of June 26, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.

4.C Pledge Agreement, dated as of June 26, 2002, among the Company, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent.

4.D Remarketing Agreement, dated as of June 26, 2002, among the Company, JPMorgan Chase Bank, as Purchase Contract Agent, and Credit Suisse First Boston Corporation, as Remarketing Agent.

4.E Form of Senior Note due August 16, 2007 (included in Exhibit 4.A hereto).

4.F      Form of Unit (included in Exhibit 4.B hereto).

4.G      Form of Stripped Unit (included in Exhibit 4.B hereof).

5.A Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common Stock.

5.B      Opinion of Locke Liddell & Sapp LLP regarding the legality of the
         Units.

8.A      Tax Opinion of Locke Liddell & Sapp LLP.